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Additional Solicitation Materials 2023 Annual Meeting of Shareholders Bank of America Corporation For more details about the information in these additional solicitation materials, please see our 2023 Proxy Statement

What would you like the power to do?® At Bank of America, we ask this question every day of all those we serve. It is at the core of how we live our values, deliver our purpose, and achieve Responsible Growth. Our values Deliver together Act responsibly Realize the power of our people Trust the team Our purpose To help make financial lives better, through the power of every connection Responsible growth We must grow and win in the market — no excuses We must grow with our customer-focused strategy We must grow within our risk framework We must grow in a sustainable manner Eight lines of business Serving the core financial needs of people, companies and institutional investors through eight lines of business

Focus on Responsible Growth drives results 2022 revenue 2022 net income $95.0 billion $27.5 billion Return on average common equity Return on average tangible common shareholders’ equity(1) 10.8% 15.1% 2022 CET1 ratio 2022 net payout ratio 11.2%(2) 40%(3) Represents a non-GAAP financial measure. Return on average tangible common shareholders' equity measures our net income applicable to common shareholders as a percentage of average tangible common shareholders' equity. Return on average tangible common shareholders' equity is calculated as net income applicable to common shareholders of $26.0B divided by average common shareholders' equity of $242.0B, reduced by goodwill of $69.0B and intangible assets (excluding mortgage servicing rights) of $2.1B, net of related deferred tax liabilities of $0.9B. Management uses this measure to evaluate the Corporation's use of equity and to support overall growth objectives. Common equity tier 1 (CET1) capital ratio of 11.2% remains well above our 10.4% regulatory minimum requirement under the Standardization approach. Represents capital returned via common stock repurchases, net of repurchases to offset shares awarded under equity-based compensation plans, and dividends payments divided by net income available to common shareholders. Deposits continued to grow and loans returned to near pre-pandemic levels Total Average Deposits ($B) Bank of America Ranked #1 in U.S. Retail Deposit Market Share(b) Total Average Loans and Leases ($B) Note: Amounts may not total due to rounding (a) Revenue, net of interest expense, of $24.5B and Net Income of $7.1B includes All Other revenue of $(1.9)B and Net Income of $(0.7)B. Business Segment revenue is on a fully taxable-equivalent (FTE) basis. (b) Estimated U.S. retail deposits based on June 30, 2022 FDIC deposit data. Revenue by Business Segment (4Q22)(a) ($B) 36% 22% 22% 20% Net Income by Business Segment (4Q22)(a) ($B) 39% 14% 32% 15% $24.5B $7.1B

Diverse perspectives(2) ■ Women Board composition: fourteen highly engaged and diverse directors Sharon L. Allen José (Joe) E. Almeida Frank P. Bramble, Sr. Pierre J.P. de Weck Arnold W. Donald Linda P. Hudson Monica C. Lozano Brian T. Moynihan Lionel L. Nowell III Denise L. Ramos Clayton S. Rose Michael D. White Thomas D. Woods Maria T. Zuber Balanced range of tenure(1) Average tenure: 8.6 years(1) Relevant and complementary experience 4 of 14 are people of color 5 of 14 are women (1) As of April 25, 2023 (2) Data is self-identified

Board leadership: our Lead Independent Director provides robust independent Board leadership and oversight Lionel Nowell has been Bank of America’s Lead Independent Director since April 2021 Lionel L. Nowell III Lead Independent Director, Bank of America Corporation Former Senior Vice President and Treasurer, PepsiCo, Inc. Age: 68 Director Since: January 2013 In 2022, Lionel was named “Independent Director of the Year” by Corporate Board Member (CBM). During his interview with CBM, Lionel stated, “At Bank of America, we talk about the term ‘Responsible Growth.’ I think what you’ve seen from investors is that while investors used to be solely focused on short-term growth, they now expect that growth to be sustainable. That translates to taking and making decisions that have a more longer-term impact on the company.” Active, highly engaged Lead Independent Director The formalized list of duties of the Lead Independent Director codified in our Corporate Governance Guidelines does not fully capture Lionel’s active role as our Board’s independent leader. In addition to the duties within the guidelines, Lionel: Holds quarterly calls with our primary bank regulators Routinely speaks with our CEO to discuss Board meeting agendas and discussion topics, schedules, and other Board governance matters Attends meetings of all Board committees. In 2022, the Board and its committees held 62 meetings; Lionel held 13 executive sessions with the independent directors Speaks with each Board member at least quarterly to receive input on Board agendas, Board effectiveness, Board planning matters, and other related topics of management oversight Meets regularly with management members, including our CEO, Chief Human Resources Officer, and Chief Risk Officer Plays a leading role in our shareholder engagement process, representing our Board and independent directors in investor meetings and providing information from those investor meetings to our Board. Since being named the Lead Independent Director Successor in fall 2020, Lionel has participated in over 110 investor meetings, with shareholders holding more than 50% of Bank of America’s outstanding shares held by institutional shareholders Engages with teammates across the company, including during our 2022 Global Women’s Conference

Performance aligned to tenets of Responsible Growth Grow and win in the market Grow with our customer-focused strategy Grow within our Risk Framework Grow in a sustainable manner Performance considerations Company, line of business, and individual performance (financial and non-financial measures) Sustainability and human capital performance, including diversity and inclusion Manner in which results are achieved How we build trust and credibility in the communities we serve, and represent a company that people want to work for, invest in, and do business with Accountability in driving a strong risk management culture and other core values of our company Company performance year-over-year relative to established risk metrics Company performance relative to peers By focusing on Responsible Growth, continued to deliver strong earnings Pay-for-performance compensation philosophy As part of the compensation decisions, the Compensation and Human Capital Committee evaluates the relevant facts and circumstances so it may judiciously assess pay for performance alignment, potentially resulting in an increase or decrease to compensation Compensation decisions are generally determined each year without preset target levels of total compensation, without assigning weightings, and without formulaic benchmarking The Committee believes this use of business judgment is in the best interests of shareholders, customers/clients, employees, and the communities we serve as it enables the Committee to appropriately respond to qualitative factors in our Responsible Growth and the dynamic nature of our businesses and industry Historical “Say on Pay” votes Performance evaluation and incentive compensation decisions: A balanced and disciplined approach Performance Restricted Stock Units (PRSUs) Re-earn subject to 3-year performance of average return on assets and average growth of adjusted tangible book value; value subject to 3-year stock price performance; awards are stock-settled and subject to holding requirements Time-Based Restricted Stock Units (TRSUs) Value subject to 4-year stock price performance; awards are stock-settled and subject to holding requirements Variable pay subject to ongoing performance measurement Cash Pay Component Equity Pay Components Annual Cash Incentive – except CEO Tracks stock price performance over 1-year vesting period – CEO only Cash-Settled Restricted Stock Units (CRSUs) – CEO Only Provides short-term variable pay for the performance year for named executive officers other than the CEO

Recognizing & rewarding teammate performance Proposal 5: Amending and Restating Bank of America’s Equity Plan Bank of America’s Equity Plan serves a critical role in our pay‐for‐performance compensation program and in complying with risk management compensation regulations in certain jurisdictions. Equity‐based awards aid in our ability to attract, retain and motivate our employees and are the most direct way to align employee interests with those of shareholders Key changes include: Key features & grant practices align with shareholder interests: Increasing minimum rates of pay We have long been a leader in establishing an internal minimum rate of pay above all mandated minimums for our U.S. hourly employees, and have made regular increases over the past several years In May 2021, we announced we will increase our minimum hourly wage for U.S. employees to $25 by 2025 We took a step closer to our goal and increased our minimum hourly pay to $22 in June 2022 Bank of America also announced that all of its U.S. vendors are now required to pay their employees dedicated to the company, at or above $15 per hour Our pay-for-performance compensation approach strives to recognize and reward performance with competitive and fair pay for the work done, at all levels of our company. ≈96% of employees globally received or will receive a Sharing Success award this year $4B+ invested in awards since 2017 in addition to all other compensation to employees For the sixth year since 2017, we recognized our teammates with Sharing Success compensation awards. Most awards are in the form of company common stock, providing the opportunity to share in our company’s long-term success and align employees’ interests with shareholders For over 16 years, we have conducted rigorous processes and analyses with outside experts to examine individual employee pay before year-end compensation decisions, and we adjust compensation where appropriate to reinforce equal pay for equal work In 2022, our analyses showed that compensation received by women was on average >99% of that received by men, and compensation received by people of color in the U.S. was on average >99% of that received by non-people of color employees Request for 75 million shares to extend share pool duration by 1 year Extend plan terms by 2 years to April 2033 Restrict payment of dividends and dividend equivalents until vesting (codifies current practice) Request for limited share recycling for tax payments on restricted stock and restricted stock units only, not stock options or stock appreciation rights Multiple clawback provisions Minimum 3-year pro-rata vesting for time-vested stock-settled awards Dividends/dividend equivalents accrued with interest and paid only if underlying award vests All shares available for grant as “full value” awards Upon a change in control, double trigger vesting only (employment terminated with a change in control); no single trigger automatic vesting No discounting, reloading or re-pricing stock options No liberal share counting/recycling for stock options and SARs

Building an inclusive workplace and listening to our employees Increasing diversity EEO-1 diversity statistics disclosed in our 2022 Annual Report to Shareholders Since 2015, representation of people of color in the top three management levels increased +73% Since 2009, representation of people of color in our Campus classes increased +64% Since 2015, representation of women in the top three management levels increased +27% Ahead of all 2021 Financial Services Department of Labor Benchmarks 2022 employee engagement survey and turnover results Each year, our Employee Engagement Survey gathers the voice of teammates across the company to shape and inform work going forward. The results of the survey and the process of continuous improvement that ensues is discussed with the Board at least annually Over the past decade, our turnover rate has been among the lowest in the industry. With the tight labor market in 2022, we saw a slight increase in turnover in the first half of the year and in the second half, dropped back to pre-pandemic record lows. We believe our employee turnover reflects the strength of our employee engagement results and how our teammates view Bank of America as an employer of choice

Working together to advance racial equality and economic opportunity Of the $1.25 billion commitment, we have committed $760 million to date(1) $25M in support of jobs initiative $245M+ in community programs and outreach $25M in support of health initiative $44M in equity investments in minority depository institutions (MDIs) $420M+ in other equity investments to support minority entrepreneurs, businesses and funds (1) As of December 2022 As part of our efforts to promote equality, diversity and inclusion, and economic advancement, we receive input from independent third parties offering a diversity of perspectives and subject matter expertise Our National Community Advisory Council or NCAC, a forum we established in 2005, is made up of senior leaders from social justice, consumer advocacy, community development, environmental, research, and other advocacy organizations from whom we solicit independent external perspectives, guidance, and feedback on our business policies, practices, products, and services, including: Consumer Products & Retail Workforce & Jobs Racial Equality & Economic Opportunity Environmental Commitments Sustainable Finance Based on stakeholders’ input in 2022-2023 we commenced a Responsible Growth Assessment to examine our $1.25 billion racial equality and economic opportunity commitment and our $15 billion Community Homeownership Commitment to homebuyers in low- to moderate-income communities. This Responsible Growth Assessment will be conducted by an independent third party and we plan to issue a report on the results by our 2024 annual meeting. This builds on our progress and priorities, including: Advancing economic mobility $7.9B invested to finance affordable housing and economic development; financed 238,000+ housing units between 2005 and 2022 Pathways hired an additional 10,000 employees from low- and moderate-income (LMI) areas, bringing total to 20,000 Investing in our communities ≈29% of our financial centers and 31% of our ATMs are in LMI neighborhoods, and 44% are in majority-minority markets $2B+ in Community Development Financial Institution loan portfolio Advancing economic opportunity $15B Community Homeownership Commitment $421M to more than 130 equity funds to provide capital to diverse entrepreneurs and small business owners Providing educational resources and financial solutions 90%+ decrease in overdraft services fees since 2009 Developed programs for nonprofit partners to support our communities with a focus on financial literacy, career readiness, skill-specific learning and industry certifications

Grow in a sustainable manner: our climate approach In February 2021, we announced our goal to achieve net zero greenhouse gas (GHG) emissions before 2050 and set out 2030 emissions reduction targets for our Operations and Supply Chain. We followed that in April 2022 with our Approach to Zero report, setting forth our 2030 Financing Activity targets. In line with our commitment to the Net Zero Banking Alliance, we plan to set financing activity GHG emissions reduction targets for other key high-emitting sectors over the next 14 months, by April 2024. As part of our commitment, we do not participate in project finance for oil and gas exploration in the Arctic, and by 2025 we will phase out all financing, including facilitating capital markets transactions and advising on mergers and acquisitions, of companies deriving 25% or more of their revenue from thermal coal mining, unless the company has a public commitment to align its business (across Scope 1, 2, and 3 emissions) with the goals of the Paris Agreement, and the transaction facilitates the diversification of that client’s business away from thermal coal. Baselines for and progress on Operations and Supply Chain Targets can be found in our 2021 ESG Performance Data Summary and Global Reporting Initiative Index. Baselines for Financing Activity Targets are included in our 2022 TCFD report. Inspiring and enabling clients to achieve net zero GHG. To achieve our net zero objectives, our clients also will need to become aligned to net zero and we plan to be the adviser of choice to our clients in this transition. We developed the “4 R’s” framework to provide a consistent approach across clients. The framework allows us to deepen our client relationships and tailor solutions for our clients’ specific low-carbon and decarbonization goals. The 4 R’s: Core Principles for Decarbonization Reduce Reduce carbon emissions by: implementing energy efficiency upgrade; undertaking building envelope retrofits or LEED-certified construction; upgrading commercial and corporate vehicle fleets; adopting carbon capture and carbon emissions sequestration technologies (e.g., 45Q) Renew Transition to renewable energy by: installing onsite renewable energy production; committing to electricity purchases from renewable power generation sources; purchasing renewable energy attributes Realign Realign business operations and practices to lower emissions by: pursuing corporate actions through M&A or divestures that reduce carbon emissions; reexamining current supplier relationships and exploring new vendor relationships to improve supply chain Remove Remove and reduce unavoidable carbon emissions with disciplined use of carbon offsets to: meeting “last-mile” carbon reduction targets via Compliance and Voluntary Carbon offsets; engaging in nature-based and technology-based carbon reduction measures

Governance Strategy Risk Management Metrics and Targets Established a new Enterprise Climate Program, including an Executive Steering Council on which two of our Vice Chairs, our Chief Risk Oﬃcer, our head of Enterprise Credit and others serve Established a Global Climate Risk Team that reports to our Global Head of Climate Risk Created a Global Sustainable Finance Group, reporting to our Global Sustainable Finance Executive, to engage our eight business lines to ﬁnance the environmental transition and inclusive social development in alignment with the United Nations Sustainable Development Goals (UN SDGs) Established an ESG Disclosure Committee The first two prongs of our three-pronged climate strategy are (1) minimizing our impact on the environment and (2) inspiring and enabling clients to achieve net zero by 2050. Under these prongs of the strategy, we: Committed to achieving net zero GHG emissions in our ﬁnancing activities, operations and supply chain before 2050 Announced 2030 GHG emissions targets for operations, supply chain and ﬁnancing activity in our auto manufacturing, energy and power generation portfolios Announced a goal of mobilizing and deploying $1.5T in Sustainable Finance by 2030, of which $1T is dedicated to supporting the transition toward a sustainable, low-carbon economy Announced an ESG-themed Issuance Framework to further enhance our issuances of green, social and sustainability bonds and other ESG securities The third prong of our climate strategy is to assess and manage climate-related risks Enhanced the management of climate-related risks across regions and business lines, including updating our enterprise Risk Framework and Risk Appetite Statement,(1) launching a Center of Excellence to assess borrower climate risks and measuring climate-related risks via enterprise-wide scenario analysis exercises Assessed over 20 sources of climate risk data and established a climate risk data environment to enhance measurement and monitoring of climate risks across our portfolio Disclosed ﬁnanced emissions and emissions intensity baselines for auto manufacturing, energy and power generation portfolios in our 2022 TCFD Report Disclosed progress toward our $1.5T by 2030 Sustainable Finance goal by business line Formalized our commitment to the development and utilization of Sustainable Aviation Fuel (SAF) and announced a 2030 SAF Goal that includes multi-year partnerships with SkyNRG and American Airlines Joined industry collaborations to drive consistency and harmonization in disclosures and target-setting efforts Grow in a sustainable manner: developments in our climate risk strategy Bank of America has made strides to address climate risk and the corresponding opportunities, including organizational changes, commitments made and actions taken as we forge ahead in this critical decade. Our actions over the past two years build on decades of work to address climate risks and opportunities dating back to our first GHG emissions disclosures to CDP (formerly Carbon Disclosure Project, of which we were a founder) in 2003. More details are in the 2022 updates to our TCFD Report. (1) Our Risk Appetite Statement (RAS) defines and communicates the amount of capital, earnings or liquidity we are willing to put at risk to achieve our strategic objectives and business plans, consistent with applicable regulatory requirements. The RAS includes both qualitative components and quantitative limits that are reviewed and approved by our Board of Directors at least annually.

Our Board requests your support for the following management proposals # 1 – FOR Election of 14 directors Our Board regularly reviews and renews its composition through thoughtful evaluation, and continues to enhance its director succession planning and selection process Our nominees reflect the Board’s commitment to identify, evaluate, and nominate candidates who possess personal qualities, qualifications, skills, diversity of backgrounds, and provide a mix of tenures, that best serve our company and our shareholders # 2 – FOR Advisory “Say on Pay” vote Our compensation philosophy is to pay for performance over the long-term, as well as on an annual basis Compensation considerations reinforce and promote Responsible Growth and help align executive officer and shareholder interests Comprehensive evaluation based on multi-faceted performance assessment ensures that incentive compensation decisions reflect risk management and pay for performance philosophy # 3 – FOR EACH YEAR as the frequency of future “Say on Pay” votes Our Board believes that continuing to conduct an advisory Say on Pay vote annually is the most appropriate policy for our company # 4 – FOR Ratifying the appointment of our independent registered public accounting firm for 2023 Our Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for 2023 Our Board is seeking shareholders’ ratification of PwC’s appointment # 5 – FOR Amending and Restating the Bank of America Corporation Employee Equity Plan (BACEP) The BACEP, and the proposed amendment and restatement of it, is intended to serve a critical role in our pay for performance compensation program and in complying with the regulatory landscape in certain jurisdictions. Our Board believes that equity‐based awards aid in our ability to attract, retain, and motivate our employees and are the most direct way to align employee interests with those of shareholders Key plan changes include: Request for additional shares to extend the share pool duration by 1 year Extend the plan by 2 years through April 2033 Permit payment of dividends and dividend equivalents only upon vesting of underlying award Permit shares used to pay withholding taxes to again be available for grant (limited share recycling – applicable for tax payments on restricted stock and restricted stock units only) Key plan features and grant practices remain aligned with shareholder interests: Multiple clawback provisions Minimum 3-year pro-rata vesting for time-vested stock-settled awards Dividends/dividend equivalents accrued with interest and paid only if the underlying award is vested No automatic vesting of awards upon a change in control (“single trigger”); vesting only if employment is terminated in connection with a change in control (“double trigger”) No discounting, reloading or re-pricing stock options No liberal share counting/recycling permitted for stock options and SARs

Our Board recommends a vote against the following shareholder proposals # 6 – AGAINST Independent Board Chair Proponent: National Legal Policy Center (NLPC) Our shareholders have repeatedly affirmed that the Board should retain the flexibility to determine the most effective Board leadership structure based on applicable circumstances and needs Our current Board leadership structure and governance practices provide robust and effective independent Board oversight The Board regularly evaluates and reviews the Board’s leadership structure, a process that includes seeking and considering input from shareholders There is no conclusive evidence demonstrating that an independent Chair ensures superior governance or performance, and Board flexibility to determine the optimal leadership structure is the norm at other large companies NLPC did not engage with Bank of America on the substance of the proposal prior to submitting the proposal nor after; based on NLPC’s supporting statement, we believe the submission of this proposal is not intended to advance the interests of Bank of America shareholders, but rather seeks to advance a political debate # 7 – AGAINST Shareholder Ratification of Termination Pay Proponent: John Chevedden We already have a long-standing policy to require shareholder approval of severance agreements with the company’s NEOs that provide severance benefits exceeding 2x the sum of the executive’s base salary and bonus. This policy was adopted in 2002 in response to a similar shareholder proposal Our equity compensation plan was approved by shareholders and expressly provides for acceleration of outstanding equity awards in the event of certain termination events following a change in control Shareholders already have regular and meaningful opportunities to express their views about our post-termination compensation policies through our robust shareholder outreach and engagement efforts, as well as our annual Say on Pay vote Mr. Chevedden did not engage with Bank of America on this topic prior to submitting the proposal. We endeavored to engage with Mr. Chevedden after receiving the proposal but ultimately we were unsuccessful. Mr. Chevedden expressed his dissatisfaction with the difficulty in locating our existing policy, despite years of disclosing the policy in our proxy statement. We made the policy available on our website and the SEC at his request; nevertheless, he remained unwilling to withdraw his proposal

Our Board recommends a vote against the following shareholder proposals # 8 – AGAINST Shareholder Proposal Requesting Absolute Greenhouse Gas Reduction Targets Proponent: New York State Common Retirement Fund (NYSCRF) # 9 – AGAINST Shareholder Proposal Requesting Report on Transition Planning Proponents: Debriana Berlin Rev Trust (S) c/o As You Sow (AYS) and co-filers Under our clean energy transition strategy, we are committed to achieving net zero emissions from our operations, supply chain, and financing activities before 2050; and we are transparent about our progress We have set and disclosed 2030 targets for reducing emissions associated with financing activities related to three key sectors: auto manufacturing, energy, and power generation; and we have committed to set and disclose financing activity emission reduction targets for other key high-emitting sectors by April 2024 We are dedicated to supporting low-carbon energy sources through our lending, investments, products and services, and operations Our Approach to Zero transition strategy outlines how we intend to help our clients transition to a low-carbon economy and, as described in our 2022 TCFD Report, we continue to make progress in deploying our net zero strategy Proposal 8 seeks adoption of absolute targets for the energy sector even though such targets are not recognized by the Science Based Targets initiative (SBTi) Financial Institution target setting guidance as an allowable method of calculating Scope 3 financed emissions We believe that the prescriptive approach requested by these proposals is not in the best interest of our stakeholders and the requested reports are duplicative of our existing disclosure. We believe that our approach appropriately addresses the global concerns of climate change, is guided by our risk framework, and is in the best interest of our clients, our communities and our shareholders We engaged with these proponents and held productive discussions. However, ultimately each proponent’s incremental requests were not in the best interests of our shareholders # 10 – AGAINST Shareholder Proposal Requesting Adoption of Policy to Cease Financing New Fossil Fuel Supplies Proponent: Sada Geuss c/o Trillium Asset Management (Trillium) Under our Approach to Zero strategy, we are committed to achieving net zero emissions from our operations, supply chain, and financing activities before 2050; we have taken concrete action in support of that commitment and are transparent about our progress We are dedicated to supporting low-carbon energy sources through our lending, investments, products and services, and operations A key aspect of our Approach to Zero strategy is engagement and partnership with clients across energy, power, and other fossil fuel intensive sectors to share our expertise and perspectives, create positive and constructive dialogues with key stakeholders, and encourage and influence clients to consider their role in the transition to a low-carbon economy Our Board believes the business restriction and policy requested by the proposal is unnecessary in light of our commitment to help finance the transition to net zero emissions, our risk management programs and policies, and our broader net zero commitment Trillium submitted a similar proposal that was included in our 2022 Proxy Statement and voted upon at our 2022 annual meeting. That proposal only received 11% support from our shareholders. We remain committed to engaging with our shareholders on the topic, and the feedback received, both during the proxy season in 2022 and into our fall engagement discussions, demonstrated that our shareholders believe we have an appropriate climate strategy and that the Trillium proposal was too prescriptive We engaged with the proponent and held productive discussions. However, the proponent’s incremental requests were not in the best interests of our shareholders

Our Board recommends a vote against the following shareholder proposals # 11 – AGAINST Shareholder Proposal Requesting a Racial Equity Audit Proponent: SOC Investment Group (SOC) We believe our actions and focus on making progress on the issues of equality, diversity, and inclusion, and economic opportunity render the proposal’s requested audit unnecessary for the following reasons: We have already committed to performing an objective third-party assessment of our $1.25 billion commitment to advance racial equity and economic opportunity and of our $15 billion Community Homeownership Commitment to homebuyers in low-to-moderate income communities to assess the fulfillment of our commitments in delivering Responsible Growth (the “Responsible Growth Assessment”). The Responsible Growth Assessment will be conducted by an independent third-party and will focus on whether we have met these commitments (which were made under the initiatives to promote Responsible Growth, our company’s overall operating strategy) Our company has a demonstrated long-standing record of promoting equality, diversity, and inclusion, and advancing economic opportunity, within our company and in our communities, all in pursuit of Responsible Growth that is sustainable We have numerous ongoing relationships with independent third parties, including our National Community Advisory Council, that provide counsel and input on our equality, diversity, and inclusion commitments and actions, including those that impact communities and stakeholders of color, and who hold us accountable through review of our work We have engaged with investors to understand the types of information useful to them in assessing risks related to our impacts on equality, diversity, and inclusion, and economic opportunity, and have taken this input into consideration in developing the Responsible Growth Assessment Our shareholders, employees, customers, and communities are well served by our continuous and holistic pursuit of Responsible Growth that includes engagement and progress on equality, diversity, and inclusion, and economic opportunity, including our independent Responsible Growth Assessment Our Board believes this targeted assessment, in tandem with the cycle of transparency and accountability we have established will provide additional relevant information to our shareholders, employees, communities, and stakeholders, and addresses the proposal’s request We have engaged with SOC since they first submitted this proposal for a vote at our 2021 annual meeting (26% support). Since receiving the proposal for inclusion in our 2023 Proxy Statement, we have met with SOC several times and discussed with them our plans for an independent third-party assessment as requested by the proposal, however, SOC was unwilling to withdraw the proposal

Cautionary information and forward-looking statements These solicitation materials contain statements regarding Responsible Growth and environmental and social sustainability information and opinions, including metrics, aspirations, targets, goals, commitments, and sustainability strategy (collectively, the Sustainability Information). Such statements regarding Sustainability Information may be based on current or historic goals, targets, commitments, estimates, assumptions, standards, methodologies, and internal control frameworks and currently available data, which continue to evolve and develop, and such statements are not guarantees or promises that any such metrics, aspirations, targets, goals, commitments, and/or sustainability strategies will be met. Additionally, certain statements contained in these solicitation materials may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our future financial performance and business, and Sustainability Information, which may evolve over time. We use words such as “anticipates,” “targets,” “believes,” “estimates,” “expects,” “plans,” “goals,” “continue,” “intends,” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could” to identify forward-looking statements. Forward-looking statements reflect management’s current expectations, plans or forecasts, are not guarantees of future results or performance, involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. You should not place undue reliance on any forward-looking statement. Actual outcomes and results may differ materially from those expressed in, or implied by, forward-looking statements due to a variety of factors, including global socio-demographic and economic trends, energy prices, technological innovations and advances, climate-related conditions and weather events, legislative and regulatory changes, public policies, engagement with clients, suppliers, investors, government officials, and other stakeholders, and other unforeseen events or conditions, as well as the uncertainties and risks discussed in our 2022 Annual Report on Form 10-K (2022 Form 10-K) and subsequent Securities and Exchange Commission (SEC) filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statements. References to our 2022 Annual Report to shareholders (2022 Annual Report) and website references (including any hyperlinks) throughout these solicitation materials are provided for convenience only, and the content in the 2022 Annual Report and on the websites is not incorporated by reference into this document.